UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2065 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, and is not to be incorporated by reference into any filing by eBay Inc., or the company, under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.
The company’s guidance for the three months and twelve months ending December 31, 2016 included in its current report on Form 8-K furnished to the Securities and Exchange Commission, or the SEC, on October 19, 2016, gave effect to, among other things, the estimated gain from the company’s previously announced sale of 7,100,000 shares of MercadoLibre, Inc. common stock in an underwritten public offering. On October 24, 2016, after exercising their option to purchase additional shares, the underwriters of such public offering purchased the remaining 1,026,062 shares of MercadoLibre, Inc. common stock owned by the company. As a result, the company is updating its guidance for generally accepted accounting principles, or GAAP, earnings per share from continuing operations for the three months and twelve months ending December 31, 2016 to reflect the sale of those additional shares of MercadoLibre, Inc. common stock, as set forth below under “Business Outlook”.
Business Outlook
Fourth quarter 2016 - The company expects GAAP earnings per diluted share from continuing operations in the range of $1.15 - $1.25.
Full year 2016 - The company expects GAAP earnings per diluted share from continuing operations in the range of $2.32 - $2.42.
Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements relating to, among other things, the company’s future performance. A more thorough discussion of certain factors that may affect the company’s actual results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting the company’s investor relations web site at https://investors.ebayinc.com or the SEC’s web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements, which are based on information available to the company on the date hereof. The company assumes no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: November 3, 2016	/s/ Kathryn W. Hall
Name: Kathryn W. Hall
Title: Vice President, Legal, Deputy General Counsel & Assistant Secretary